Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005

-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
                                                                                                             Principle &
                                                                                                             Accrued
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Maximum     Interest
Security Rate       Issuance   Date      Company                     Company                     Loan Amount 12/31/2004
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     1 mo LIBOR 5/7/2002   5/7/2012  Enron Caribbean Basin LLC   Enron South America LLC       1,750,000    1,726,208
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 5/20/2002  On Demand Enron Corp                  SJG Vendor LLC                  500,000      250,000
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 6/19/2002  On Demand Enron Corp.                 Portland General Holdings,    2,200,000      524,434
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 6/5/2002   On Demand Enron Corp                  Enron Dutch Holdings B.V.     6,000,000    5,163,593
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 8/15/2002  On Demand Enron North America Corp.   EBF LLC                       1,000,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     1 Mo LIBOR 8/30/2004  On Demand Enron Corp.                 Calypso Pipeline, LLC            50,000       55,419
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 9/25/2002  On Demand Enron North America Corp.   St. Lucie Development            68,159        1,400
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   5%         12/31/2001 On Demand Gulf Company Ltd.           Enron Corp.                  56,000,000   31,718,481
Loan
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 10/25/2002 On Demand Enron Corp.                 Enron Global LNG LLC          2,000,000      240,962
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Pompano Beach Energy              1,300          603
Loan     + 250 bp                                                    Center, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Brave Land Development          443,500            -
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 11/12/2002 On Demand Enron Energy Services, Inc. Enron Corp.                 150,000,000 see loan
Loan     + 250 bp                                                                                            below issued
                                                                                                             5/2/2003 for
                                                                                                             aggregate
                                                                                                             position
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 5/2/2003   On Demand Enron Energy Services, Inc. Enron Corp.                 140,000,000  141,340,286
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/3/2002  On Demand NETCO Holdings LLC          Enron Corp.                 250,000,000  258,327,256
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     As Mutuall 12/20/2002 As        Enron Corp.                 Enron Development           200,000,000  224,156,567
Loan     Agreed                Mutually                              Funding Ltd.
                               Agreed
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 9/10/2002  On Demand Enron North America Corp.   Volunteer Land Development      211,000            -
Loan     + 250 bp                                                    Company LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 7/16/2003  On Demand Enron North America Corp.   Enron Capital & Trade           500,000      308,601
Loan     + 250 bp                                                    Resources Mexico
                                                                     Holdings BV.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 4/5/2002   On Demand Southern Cone Gas Ltd.      Enron Caribbean Basin LLC       600,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 8/25/2003  On Demand Enron Energy Services       Enron Corp.                  60,000,000   14,604,542
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 8/19/2004  On Demand Enron Power Corp.           Lingtec Constructors L.P.    322,800.00      308,804
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 4/1/2002   On Demand Enron Corp.                 Enron Liquid Fuels, Inc.        200,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Liquid Fuels, Inc.    Enron Corp.                   1,000,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 3/1/2003   On Demand Enron Corp.                 Enron Fuels International,      200,000      291,211
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 10/10/2003 On Demand Enron Corp.                 Enron Freight Markets Corp.     200,000 see loan
Loan     + 250 bp                                                                                            below issued
                                                                                                             1/1/2002 for
                                                                                                             aggregate
                                                                                                             position
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Freight Markets Corp. Enron Corp.                   5,000,000      125,361
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     10.0% per  12/31/2002 10/1/2005 Enron Corp.                 EOTT Energy Partners, L.P.    6,211,673            -
Loan     annum
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Natural Gas Marketing     100,000      766,723
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Finance Corp.             100,000       96,144**
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 6/23/2003  On Demand Enron Operations, L.P.      Enron Corp.                      50,000 see loan
Loan     + 250 bp                                                                                            below issued
                                                                                                             11/19/2003
                                                                                                             for aggregate
                                                                                                             position
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     1 Mo LIBOR 10/3/2003  Assumed   Enron Corp.                 Enron Operations, L.P.        2,500,000 see loan
Loan     + 250 bp              10/8/03                               (assumed by EOC Preferred)              below issued
                                                                                                             11/19/2003
                                                                                                             for aggregate
                                                                                                             position
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 11/19/2003 On Demand Enron Corp.                 EOC Preferred, L.L.C.           652,906      515,792
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005

-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
                                                                                                             Principle &
                                                                                                             Accrued
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Maximum     Interest
Security Rate       Issuance   Date      Company                     Company                     Loan Amount 12/31/2004
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Broadband Services,    50,000,000   43,096,639
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/2/2003  On Demand Enron North America Corp.   EGS New Ventures Corp.           25,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 5/26/2003  On Demand Master Land Development     Enron North America Corp.       800,000            -
Loan     + 250 bp                        Holdings Company, L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Transportation         10,000,000    2,341,199
Loan     + 250 bp                                                    Services, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 EnRock, L.P.                    500,000       85,293
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Communications            500,000       60,304
Loan     + 250 bp                                                    Leasing Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Broadband Services,       500,000      297,698
Loan     + 250 bp                                                    L.P.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/9/2003  On Demand Enron North America Corp.   TLS Investors, L.L.C.           200,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/9/2003  On Demand TLS Investors, L.L.C.       Enron North America Corp.         5,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Energy Services,          200,000    4,472,059
Loan     + 250 bp                                                    L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/11/2003 On Demand Enron Corp.                 Enron Europe Operations       1,700,000    1,603,115
Loan     + 250 bp                                                    (Advisor) Limited
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Net Works LLC         280,000,000  219,512,568
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Property & Services    60,000,000   60,932,769
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/18/2003 On Demand Enron Energy Services       Enron Energy Information         25,000          556
Loan     + 250 bp                        Operations, Inc.            Solutions, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 10/30/2003 On Demand Enron Caribbean Holdings    The Protane Corporation       1,000,000      936,378
Loan     + 250 bp                        Ltd.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 12/22/2003 On Demand Enron Energy Services       Tenant Services, Inc.            25,000          177
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Asset Management           25,000           75
Loan     + 250 bp                        Services, LLC               Resources, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Pipeline Services          25,000            -
Loan     + 250 bp                        Services, LLC               Company
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 4/12/2004  On Demand Enron Operations Services,  Enron Corp.                  30,000,000            -
Loan     + 250 bp                        LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 4/14/2004  On Demand SE Acquisition, L.P.        Enron Corp.                  60,000,000   61,758,291
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 4/14/2004  On Demand Merlin Acquisition, L.P.    Enron Corp.                  15,000,000   15,439,572
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   JILP-L.P., Inc.                 600,000      521,528
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   Enron Capital Corp.             650,000      595,872
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 Mo LIBOR 6/17/2004  On Demand Enron Corp.                 Cherokee Finance Partners,      500,000       73,840
Loan     + 250 bp                                                    V.o.F.i.l.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Smith Street Land Company    55,000,000    1,087,227
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 8/3/2004   On Demand Smith Street Land Company   Enron Corp.                  50,000,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Gas Marketing          25,000       58,420
Loan     + 250 bp                                                    Company
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Resources Company      50,000       46,428
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 LGMI, Inc.                       25,000            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Power Holdings Corp.       25,000       97,869
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Capital LLC                25,000        1,250
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005

-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
                                                                                                             Principle &
                                                                                                             Accrued
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Maximum     Interest
Security Rate       Issuance   Date      Company                     Company                     Loan Amount 12/31/2004
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 3/15/2004  On Demand Enron Corp                  Enron North America Corp           None            -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 5/16/2002  On Demand Enron North America Corp    Roseville                    25,000,000    1,196,704
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron North America Corp    Midway Development Company   25,000,000      325,924
Loan     + 250 bp                                                    LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron Renewable Energy Corp   1,000,000      170,369
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron LNG Power (Atlantic)      100,000            -
Loan     + 250 bp                                                    LTD
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   1 mo LIBOR 3/31/2005  On Demand Enron Corp                  Portland General Holdings,    7,000,000            -
Loan     + 250 bp                                                    Inc. Umbrella Trust
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------- ------------


* Balance at 3/31/2005 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.

** The amounts for Principal, Accrued Interest and Advances stated herein have been adjusted to correct the amounts reported in the Rule 24 Report for the period ending December 31, 2004.

*** Accrued interest includes retroactive adjustments to properly reflect interest from date of issuance.


Portland General & Subsidiaries

Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005

Notes issued from 12/2/01 to 3/31/2005

-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
                                                                                                                Principle &
                                                                                                                Accrued
Type of  Interest      Date of    Maturity  Lending                     Borrowing                   Maximum     Interest
Security Rate          Issuance   Date      Company                     Company                     Loan Amount 12/31/2004
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand Salmon Springs Hospitality  Portland General Electric   None             109,653
Loan     > $500k                            Group                       Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand Integrated Utility          Portland General Electric   None                   -
Loan     > $500k                            solutions, Inc.             Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand 121 SW Salmon Street        Portland General Electric   None                   -
Loan     > $500k                            Corporation                 Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand Portland General Transport  Portland General Electric   None                   -
Loan     > $500k                            Corp                        Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand Portland General Resource   Portland General Electric   None                   -
Loan     > $500k                            Development, Inc.           Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------
Demand   3% if balance 11/17/2003 On Demand World Trade Center          Portland General Electric   None                   -
Loan     > $500k                            Northwest Corporation       Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------- ------------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


                                                                                                 -------------------------------
                                                                                                      For the period 1/1/2005
                                                                                                         through 3/31/2005
-------- ---------- ---------- --------- --------------------------- --------------------------- -------------------------------
Type of  Interest   Date of    Maturity  Lending                     Borrowing                                         Accrued
Security Rate       Issuance   Date      Company                     Company                     Advances  Repayments  Interest***
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     1 mo LIBOR 5/7/2002   5/7/2012  Enron Caribbean Basin LLC   Enron South America LLC                              79,634
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 5/20/2002  On Demand Enron Corp                  SJG Vendor LLC                 50,467                11,848
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 6/19/2002  On Demand Enron Corp.                 Portland General Holdings,               (30,139)     6,144
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 6/5/2002   On Demand Enron Corp                  Enron Dutch Holdings B.V.                            63,319
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 8/15/2002  On Demand Enron North America Corp.   EBF LLC                                              18,424
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     1 Mo LIBOR 8/30/2004  On Demand Enron Corp.                 Calypso Pipeline, LLC                                 3,059
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 9/25/2002  On Demand Enron North America Corp.   St. Lucie Development                                    48
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   5%         12/31/2001 On Demand Gulf Company Ltd.           Enron Corp.                   216,051   (793,110)   123,638
Loan
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 10/25/2002 On Demand Enron Corp.                 Enron Global LNG LLC                                  5,843
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Pompano Beach Energy                                     20
Loan     + 250 bp                                                    Center, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Brave Land Development
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 11/12/2002 On Demand Enron Energy Services, Inc. Enron Corp.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 5/2/2003   On Demand Enron Energy Services, Inc. Enron Corp.                                       2,935,584
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/3/2002  On Demand NETCO Holdings LLC          Enron Corp.                                       3,124,932
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     As Mutuall 12/20/2002 As        Enron Corp.                 Enron Development                                      (91)
Loan     Agreed                Mutually                              Funding Ltd.
                               Agreed
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 9/10/2002  On Demand Enron North America Corp.   Volunteer Land Development
Loan     + 250 bp                                                    Company LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 7/16/2003  On Demand Enron North America Corp.   Enron Capital & Trade           4,300                 9,252
Loan     + 250 bp                                                    Resources Mexico
                                                                     Holdings BV.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 4/5/2002   On Demand Southern Cone Gas Ltd.      Enron Caribbean Basin LLC
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 8/25/2003  On Demand Enron Energy Services       Enron Corp.                              (42,774)   749,984
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 8/19/2004  On Demand Enron Power Corp.           Lingtec Constructors L.P.                              3860
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 4/1/2002   On Demand Enron Corp.                 Enron Liquid Fuels, Inc.                              (980)
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Liquid Fuels, Inc.    Enron Corp.                                          27,863
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 3/1/2003   On Demand Enron Corp.                 Enron Fuels International,        288                 5,520
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 10/10/2003 On Demand Enron Corp.                 Enron Freight Markets Corp.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Freight Markets Corp. Enron Corp.                    24,186     (6,729)     9,169
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     10.0% per  12/31/2002 10/1/2005 Enron Corp.                 EOTT Energy Partners, L.P.
Loan     annum
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Natural Gas Marketing       163        (24)    17,095
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Finance Corp.               275                 3,858
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 6/23/2003  On Demand Enron Operations, L.P.      Enron Corp.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     1 Mo LIBOR 10/3/2003  Assumed   Enron Corp.                 Enron Operations, L.P.
Loan     + 250 bp              10/8/03                               (assumed by EOC Preferred)
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 11/19/2003 On Demand Enron Corp.                 EOC Preferred, L.L.C.         178,884                60,662
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


                                                                                                 -------------------------------
                                                                                                      For the period 1/1/2005
                                                                                                         through 3/31/2005
-------- ---------- ---------- --------- --------------------------- --------------------------- -------------------------------
Type of  Interest   Date of    Maturity  Lending                     Borrowing                                         Accrued
Security Rate       Issuance   Date      Company                     Company                     Advances  Repayments  Interest***
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Broadband Services,       5,609      31,274   538,927
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/2/2003  On Demand Enron North America Corp.   EGS New Ventures Corp.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 5/26/2003  On Demand Master Land Development     Enron North America Corp.                             7,524
Loan     + 250 bp                        Holdings Company, L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Transportation                                 81,704
Loan     + 250 bp                                                    Services, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 EnRock, L.P.                                          1,556
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Communications                                  1,705
Loan     + 250 bp                                                    Leasing Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Broadband Services,                             6,024
Loan     + 250 bp                                                    L.P.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/9/2003  On Demand Enron North America Corp.   TLS Investors, L.L.C.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/9/2003  On Demand TLS Investors, L.L.C.       Enron North America Corp.
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Energy Services,                               81,586
Loan     + 250 bp                                                    L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/11/2003 On Demand Enron Corp.                 Enron Europe Operations                              19,250
Loan     + 250 bp                                                    (Advisor) Limited
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Net Works LLC         6,335,399 (2,115,628) 7,329,646
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Property & Services      29,525 (1,040,895) 2,743,488
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/18/2003 On Demand Enron Energy Services       Enron Energy Information                                 21
Loan     + 250 bp                        Operations, Inc.            Solutions, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 10/30/2003 On Demand Enron Caribbean Holdings    The Protane Corporation                              43,197
Loan     + 250 bp                        Ltd.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 12/22/2003 On Demand Enron Energy Services       Tenant Services, Inc.                                     8
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Asset Management                                    1
Loan     + 250 bp                        Services, LLC               Resources, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Pipeline Services
Loan     + 250 bp                        Services, LLC               Company
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 4/12/2004  On Demand Enron Operations Services,  Enron Corp.                        52
Loan     + 250 bp                        LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 4/14/2004  On Demand SE Acquisition, L.P.        Enron Corp.                                         749,984
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 4/14/2004  On Demand Merlin Acquisition, L.P.    Enron Corp.                                         187,496
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   JILP-L.P., Inc.                                       6,474
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   Enron Capital Corp.             5,579                 7,242
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 Mo LIBOR 6/17/2004  On Demand Enron Corp.                 Cherokee Finance Partners,                            1,347
Loan     + 250 bp                                                    V.o.F.i.l.
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Smith Street Land Company                            20,689
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 8/3/2004   On Demand Smith Street Land Company   Enron Corp.                        60
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Gas Marketing           388                 1,068
Loan     + 250 bp                                                    Company
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Resources Company       170                   848
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 LGMI, Inc.                         85                     1
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Power Holdings Corp.                             1786
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Capital LLC                                        36
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


                                                                                                 -------------------------------
                                                                                                      For the period 1/1/2005
                                                                                                         through 3/31/2005
-------- ---------- ---------- --------- --------------------------- --------------------------- -------------------------------
Type of  Interest   Date of    Maturity  Lending                     Borrowing                                         Accrued
Security Rate       Issuance   Date      Company                     Company                     Advances  Repayments  Interest***
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 3/15/2004  On Demand Enron Corp                  Enron North America Corp      181,103    (29,608)       947
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 5/16/2002  On Demand Enron North America Corp    Roseville                       3,554               108,537
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron North America Corp    Midway Development Company                           11,012
Loan     + 250 bp                                                    LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron Renewable Energy Corp                 (703)     3,103
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron LNG Power (Atlantic)
Loan     + 250 bp                                                    LTD
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------
Demand   1 mo LIBOR 3/31/2005  On Demand Enron Corp                  Portland General Holdings,  7,000,000                49,706
Loan     + 250 bp                                                    Inc. Umbrella Trust
-------- ---------- ---------- --------- --------------------------- --------------------------- --------- ----------- ---------


* Balance at 3/31/2005 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.

** The amounts for Principal, Accrued Interest and Advances stated herein have been adjusted to correct the amounts reported in the Rule 24 Report for the period ending December 31, 2004.

*** Accrued interest includes retroactive adjustments to properly reflect interest from date of issuance.


Portland General & Subsidiaries

Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005

Notes issued from 12/2/01 to 3/31/2005


                                                                                                   -------------------------------
                                                                                                     For the period 1/1/2005
                                                                                                        through 3/31/2005
-------- ------------- ---------- --------- --------------------------- -------------------------- -------------------------------
Type of  Interest      Date of    Maturity  Lending                     Borrowing                                        Accrued
Security Rate          Issuance   Date      Company                     Company                    Advances  Repayments  Interest***
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand Salmon Springs Hospitality  Portland General Electric     77,162
Loan     > $500k                            Group                       Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand Integrated Utility          Portland General Electric
Loan     > $500k                            solutions, Inc.             Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand 121 SW Salmon Street        Portland General Electric
Loan     > $500k                            Corporation                 Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand Portland General Transport  Portland General Electric
Loan     > $500k                            Corp                        Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand Portland General Resource   Portland General Electric
Loan     > $500k                            Development, Inc.           Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------
Demand   3% if balance 11/17/2003 On Demand World Trade Center          Portland General Electric
Loan     > $500k                            Northwest Corporation       Company
-------- ------------- ---------- --------- --------------------------- -------------------------- --------- ----------- ---------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
                                                                                                 Principle &
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Accrued Interest
Security Rate       Issuance   Date      Company                     Company                     03/31/2005*
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     1 mo LIBOR 5/7/2002   5/7/2012  Enron Caribbean Basin LLC   Enron South America LLC            1,805,842
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 5/20/2002  On Demand Enron Corp                  SJG Vendor LLC                       312,315
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 6/19/2002  On Demand Enron Corp.                 Portland General Holdings,           500,439
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 6/5/2002   On Demand Enron Corp                  Enron Dutch Holdings B.V.          5,226,912
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 8/15/2002  On Demand Enron North America Corp.   EBF LLC                               18,424
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     1 Mo LIBOR 8/30/2004  On Demand Enron Corp.                 Calypso Pipeline, LLC                 58,478
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 9/25/2002  On Demand Enron North America Corp.   St. Lucie Development                  1,448
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   5%         12/31/2001 On Demand Gulf Company Ltd.           Enron Corp.                       31,265,060
Loan
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 10/25/2002 On Demand Enron Corp.                 Enron Global LNG LLC                 246,805
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Pompano Beach Energy                     623
Loan     + 250 bp                                                    Center, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 10/22/2002 On Demand Enron North America Corp.   Brave Land Development                     -
Loan     + 250 bp                                                    Company, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 11/12/2002 On Demand Enron Energy Services, Inc. Enron Corp.                                -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 5/2/2003   On Demand Enron Energy Services, Inc. Enron Corp.                      144,275,870
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/3/2002  On Demand NETCO Holdings LLC          Enron Corp.                      261,452,188
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     As Mutuall 12/20/2002 As        Enron Corp.                 Enron Development                224,156,476
Loan     Agreed                Mutually                              Funding Ltd.
                               Agreed
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 9/10/2002  On Demand Enron North America Corp.   Volunteer Land Development                 -
Loan     + 250 bp                                                    Company LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 7/16/2003  On Demand Enron North America Corp.   Enron Capital & Trade                322,153
Loan     + 250 bp                                                    Resources Mexico
                                                                     Holdings BV.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 4/5/2002   On Demand Southern Cone Gas Ltd.      Enron Caribbean Basin LLC                  -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 8/25/2003  On Demand Enron Energy Services       Enron Corp.                       15,311,751
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 8/19/2004  On Demand Enron Power Corp.           Lingtec Constructors L.P.            312,664
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 4/1/2002   On Demand Enron Corp.                 Enron Liquid Fuels, Inc.                (980)
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Liquid Fuels, Inc.    Enron Corp.                           27,863
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 3/1/2003   On Demand Enron Corp.                 Enron Fuels International,           297,019
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 10/10/2003 On Demand Enron Corp.                 Enron Freight Markets Corp.                -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 1/1/2002   On Demand Enron Freight Markets Corp. Enron Corp.                          151,987
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     10.0% per  12/31/2002 10/1/2005 Enron Corp.                 EOTT Energy Partners, L.P.                 -
Loan     annum
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Natural Gas Marketing          783,957
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 11/3/2003  On Demand Enron North America Corp.   Enron Finance Corp.                  100,277
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 6/23/2003  On Demand Enron Operations, L.P.      Enron Corp.                                -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     1 Mo LIBOR 10/3/2003  Assumed   Enron Corp.                 Enron Operations, L.P.                     -
Loan     + 250 bp              10/8/03                               (assumed by EOC Preferred)
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 11/19/2003 On Demand Enron Corp.                 EOC Preferred, L.L.C.                755,338
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
                                                                                                 Principle &
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Accrued Interest
Security Rate       Issuance   Date      Company                     Company                     03/31/2005*
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Broadband Services,         43,672,449
Loan     + 250 bp                                                    Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/2/2003  On Demand Enron North America Corp.   EGS New Ventures Corp.                     -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 5/26/2003  On Demand Master Land Development     Enron North America Corp.              7,524
Loan     + 250 bp                        Holdings Company, L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Transportation               2,422,903
Loan     + 250 bp                                                    Services, LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 EnRock, L.P.                          86,849
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Communications                  62,009
Loan     + 250 bp                                                    Leasing Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Broadband Services,            303,722
Loan     + 250 bp                                                    L.P.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/9/2003  On Demand Enron North America Corp.   TLS Investors, L.L.C.                      -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/9/2003  On Demand TLS Investors, L.L.C.       Enron North America Corp.                  -
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/8/2003  On Demand Enron Corp.                 Enron Energy Services,             4,553,645
Loan     + 250 bp                                                    L.L.C.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/11/2003 On Demand Enron Corp.                 Enron Europe Operations            1,622,365
Loan     + 250 bp                                                    (Advisor) Limited
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Net Works LLC              231,061,985
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/2/2001  On Demand Enron Corp.                 Enron Property & Services         62,664,887
Loan     + 250 bp                                                    Corp.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/18/2003 On Demand Enron Energy Services       Enron Energy Information                 577
Loan     + 250 bp                        Operations, Inc.            Solutions, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 10/30/2003 On Demand Enron Caribbean Holdings    The Protane Corporation              979,575
Loan     + 250 bp                        Ltd.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 12/22/2003 On Demand Enron Energy Services       Tenant Services, Inc.                    185
Loan     + 250 bp                        Operations, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Asset Management                    76
Loan     + 250 bp                        Services, LLC               Resources, Inc.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 2/3/2004   On Demand Enron Transportation        Enron Pipeline Services                    -
Loan     + 250 bp                        Services, LLC               Company
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 4/12/2004  On Demand Enron Operations Services,  Enron Corp.                               52
Loan     + 250 bp                        LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 4/14/2004  On Demand SE Acquisition, L.P.        Enron Corp.                       62,508,275
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 4/14/2004  On Demand Merlin Acquisition, L.P.    Enron Corp.                       15,627,068
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   JILP-L.P., Inc.                      528,002
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Term     1 Mo LIBOR 4/16/2004  On Demand Enron North America Corp.   Enron Capital Corp.                  608,694
Loan     + 250 bp              or
                               4/16/2009
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 Mo LIBOR 6/17/2004  On Demand Enron Corp.                 Cherokee Finance Partners,            75,187
Loan     + 250 bp                                                    V.o.F.i.l.
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Smith Street Land Company          1,107,916
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 8/3/2004   On Demand Smith Street Land Company   Enron Corp.                               60
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Gas Marketing               59,876
Loan     + 250 bp                                                    Company
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 Louisiana Resources Company           47,446
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 6/29/2004  On Demand Enron Corp.                 LGMI, Inc.                                86
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Power Holdings Corp.            99,655
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 8/10/2004  On Demand Enron Corp.                 Enron Capital LLC                      1,286
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------

        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005 Notes issued from 12/2/01 to 3/31/2005


-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
                                                                                                 Principle &
Type of  Interest   Date of    Maturity  Lending                     Borrowing                   Accrued Interest
Security Rate       Issuance   Date      Company                     Company                     03/31/2005*
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 3/15/2004  On Demand Enron Corp                  Enron North America Corp             152,442
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 5/16/2002  On Demand Enron North America Corp    Roseville                          1,308,795
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron North America Corp    Midway Development Company           336,936
Loan     + 250 bp                                                    LLC
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron Renewable Energy Corp          172,769
Loan     + 250 bp
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 4/11/2002  On Demand Enron Corp                  Enron LNG Power (Atlantic)                 -
Loan     + 250 bp                                                    LTD
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   1 mo LIBOR 3/31/2005  On Demand Enron Corp                  Portland General Holdings,         7,049,706
Loan     + 250 bp                                                    Inc. Umbrella Trust
-------- ---------- ---------- --------- --------------------------- --------------------------- ----------------


* Balance at 3/31/2005 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.

** The amounts for Principal, Accrued Interest and Advances stated herein have been adjusted to correct the amounts reported in the Rule 24 Report for the period ending December 31, 2004.

*** Accrued interest includes retroactive adjustments to properly reflect interest from date of issuance.


Portland General & Subsidiaries

Intercompany Loan Activity for the period January 1, 2005 - March 31, 2005

Notes issued from 12/2/01 to 3/31/2005


-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
                                                                                                    Principle &
Type of  Interest      Date of    Maturity  Lending                     Borrowing                   Accrued Interest
Security Rate          Issuance   Date      Company                     Company                     03/31/2005*
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand Salmon Springs Hospitality  Portland General Electric            186,815
Loan     > $500k                            Group                       Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand Integrated Utility          Portland General Electric                  -
Loan     > $500k                            solutions, Inc.             Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand 121 SW Salmon Street        Portland General Electric                  -
Loan     > $500k                            Corporation                 Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand Portland General Transport  Portland General Electric                  -
Loan     > $500k                            Corp                        Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand Portland General Resource   Portland General Electric                  -
Loan     > $500k                            Development, Inc.           Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------
Demand   3% if balance 11/17/2003 On Demand World Trade Center          Portland General Electric                  -
Loan     > $500k                            Northwest Corporation       Company
-------- ------------- ---------- --------- --------------------------- --------------------------- ----------------